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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Registration Statement of eFunds Corporation on Form S-1 of our report dated April 3, 2000, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Minneapolis, MN
April 3, 2000